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                                                                      EXHIBIT 24

                              HUDSON UNITED BANCORP
                                POWER OF ATTORNEY
                                    FORM S-4


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth T. Neilson and D. Lynn Van Borkulo-Nuzzo, as their attorney-in-fact, with power of substitution, for him or her in any and all capacities, to sign any and all amendments (whether pre- or post-effective), to this Registration Statement on Form S-4 of Hudson United Bancorp (SEC File No. 333-84893) and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                  Signature                                     Title                      Date
                  ---------                                     -----                      ----
                                                     Chairman, President, Chief
                                                   Executive Officer and Director
KENNETH T. NEILSON                                 (Principal Executive Officer)      August 9, 1999
-----------------------------
(Kenneth T. Neilson)



ROBERT J. BURKE                                               Director                August 9, 1999
-----------------------------
(Robert J. Burke)



DONALD P. CALCAGNINI                                          Director                August 9, 1999
-----------------------------
(Donald P. Calcagnini)



-----------------------------                                 Director                August __, 1999
(Joan David)



NOEL deCORDOVA, JR.                                           Director                August 9, 1999
-----------------------------
(Noel deCordova, Jr.)



-----------------------------                                 Director                August ___, 1999
(Thomas R. Farley)


-----------------------------                                 Director                August ___, 1999
(Bryant D. Malcolm)

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


W. PETER McBRIDE                                              Director                August 9, 1999
-----------------------------
(W. Peter McBride)




CHARLES F.X. POGGI                                            Director                August 9, 1999
-----------------------------
(Charles F.X. Poggi)




                                                              Director                August ___ 1999
-----------------------------
(David A. Rosow)



JAMES E. SCHIERLOH                                           Director                 August 9, 1999
-----------------------------
(James E. Schierloh)



-----------------------------                                 Director                August ___, 1999
(Sister Grace Frances Strauber)



JOHN H. TATIGIAN, JR.                                         Director                August 9, 1999
-----------------------------
(John H. Tatigian, Jr.)


                                                    Executive Vice President and
JOSEPH F. HURLEY                                       Chief Financial Offer          August 9, 1999
-----------------------------
(Joseph F. Hurley)



RICHARD ALBAN                                                Controller               August 9, 1999
-----------------------------
(Richard Alban)